UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

Univar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 15, 2017, Univar Inc. issued an Investor Release titled “Igniting Sustainable Growth.” A copy of the Investor Release is being furnished as Exhibit 99.1 to this Form 8-K. The associated press release is also furnished herewith as Exhibit 99.2.

The purpose of the exhibits to this 8-k is to provide additional information related to Univar Inc.‘s global growth plan and financial targets.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Release May 15, 2017.

99.2	Press release May 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	Univar Inc.

	By:	/s/ Carl J. Lukach
	Name:	Carl J. Lukach
	Title:	Executive Vice President, Chief Financial Officer